UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

September 8, 2022

Date of Report (Date of earliest event reported)

EF HUTTON ACQUISITION CORPORATION I

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41497	86-2559175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

24 Shipyard Drive, Suite 102 Hingham, MA	02043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (929) 528-0767

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EFHT	The Nasdaq Stock Market LLC
Warrants	EFHTW	The Nasdaq Stock Market LLC
Units	EFHTU	The Nasdaq Stock Market LLC
Rights	EFHTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Form 8-K/A is being filed to include a reference under Item 1.01 to the Rights Agreement, dated September 8, 2022, by and between EF Hutton Acquisition Corporation I (the “Company”) and Continental Stock Transfer & Trust Company, which was included as an Exhibit to the Form 8-K filed on September 15, 2022, and to revise certain other minor disclosures, including the date of the consummation of the IPO.

Item 1.01. Entry into a Material Definitive Agreement.

On September 8, 2022, the registration statement (File No. 333-264314) (the “Registration Statement”) relating to the initial public offering (“IPO”) of the Company was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	Underwriting Agreement, dated September 8, 2022, by and among the Company, and EF Hutton, division of Benchmark Investments, LLC;

●	Warrant Agreement, dated September 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

●	Rights Agreement, dated September 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

●	Letter Agreement, dated September 8, 2022, by and between the Company and each of the Company’s officers, directors and initial stockholders;

●	Investment Management Trust Agreement, dated September 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

●	Registration Rights Agreement, dated September 8, 2022, by and among the Company and the initial stockholders of the Company;

●	Private Placement Unit Purchase Agreements, each dated September 8, 2022, by and between the Company and each of EF Hutton Partners, LLC, SHR Ventures, LLC , Paul Hodge, Jr. and Kevin M. Bush;

●	Indemnity Agreement, dated September 8, 2022, by and between the Company and each of the Company’s the directors and officers; and

●	Investment Agreements by and among EF Hutton Acquisition Corporation I, EF Hutton Partners, LLC, SHR Ventures, LLC , Paul Hodge, Jr., Kevin M. Bush and certain 9.9% anchor investors.

On September 13, 2022, the Company consummated the IPO of 11,500,000 units (“Units”), including 1,500,000 Units issued upon the exercise in full by the underwriters of the over-allotment option. Each Unit consists of one share of common stock, $0.0001 par value (“Common Stock”), one redeemable warrant (“Warrants”) entitling the holder of each Warrant to purchase one share of Common Stock at a price of $11.50 per share, and one right (“Rights”) to receive one-eighth (1/8) of one share of Common Stock upon the consummation of the Company’s initial Business Combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $115,000,000.

As of September 13, 2022, a total of $116,150,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of September 13, 2022, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, will be filed within four business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated a private placement (“Private Placement”) of 257,500 units (“Private Units”) with certain purchasers, generating total proceeds of $2,575,000.

Except with respect to certain registration rights and transfer restrictions, the Private Units are identical to the public Units sold as part of the IPO. The purchasers agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination. Such purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On September 8, 2022, in connection with the IPO, the Company filed an Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is filed as Exhibit 3.1 to the Form 8-K filed by the Company on September 15, 2022.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1*	Underwriting Agreement, dated September 8, 2022, by and among the Company and EF Hutton, division of Benchmark Investments, LLC

3.1*	Amended and Restated Certificate of Incorporation

4.1*	Warrant Agreement, dated September 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company

4.2*	Rights Agreement, dated September 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company

10.1*	Letter Agreements, dated September 8, 2022, by and between the Company and each of the Company’s officers, directors and initial stockholders

10.2*	Investment Management Trust Agreement, dated September 8, 2022, by and between the Company and Continental Stock Transfer & Trust Company

10.3*	Registration Rights Agreement, dated September 8, 2022, by and among the Company and the initial stockholders of the Company

10.4*	Private Placement Unit Purchase Agreement, dated September 8, 2022, by and among the Company and EF Hutton Partners, LLC, SHR Ventures, LLC , Paul Hodge, Jr., Kevin M. Bush

10.5*	Indemnity Agreements, dated September 8 2022, by and between the Company and each of the Company’s the directors and officers

10.6*	Investment Agreement by and among EF Hutton Acquisition Corporation I, EF Hutton Partners, LLC, SHR Ventures, LLC , Paul Hodge, Jr., Kevin M. Bush and certain 9.9% anchor investors

*  Each of the above Exhibits are incorporated by reference to Exhibits 1.1, 3.1, 4.1, 4.2, 10.1,. 10.2, 10.3, 10.4, 10.5 and 10.6 to the Current Report on Form 8-K filed with the Securities & Exchange Commission on September 15, 2022, respectively

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2022

EF HUTTON ACQUISITION CORPORATION I

By:	/s/ Benjamin Piggott
Name:	Benjamin Piggott
Title:	Chairman and Chief Executive Officer